EXHIBIT 10.1(b)(iv)
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                                 AMENDMENT NO. 4
                               TO CREDIT AGREEMENT


         AMENDMENT NO. 4 (this "Amendment No. 4"), dated as of June 30, 2000, under the Credit Agreement dated as of June 30, 1997, by and among OGDEN CORPORATION, a Delaware corporation (the "Company"), the Signatory Lenders party thereto (the "Lenders") and THE BANK OF NEW YORK, as Agent (the "Agent"), as amended by Amendment No. 1 to Credit Agreement, dated as of August 18, 1999, Amendment No. 2 to Credit Agreement, dated as of December 20, 1999, and Amendment No. 3 to Credit Agreement, dated as of March 31, 2000 (the "Credit Agreement").

                                    RECITALS
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         I. Capitalized terms used herein which are not herein defined shall have the respective meanings ascribed thereto in the Credit Agreement.

         II. Pursuant to the letter of understanding dated as of May 26, 2000 by and among the Company and the lending institutions party thereto (the "Letter of Understanding"), the Company requested the Lenders to permit the Company to make certain Investments, Acquisitions and/or Capital Expenditures in an aggregate principal amount not to exceed $37,500,000 (the "Balaji Investment") in connection with the Balaji power project in Tamil Nadu, India (the "Balaji Project"). Pursuant to the Letter of Understanding, the Company informed the Lenders that in order to preserve the Balaji Project, the Company has paid a portion of the Balaji Investment in the amount of $6,500,000.

         III. The Company has requested the Lenders to permit the Company to make certain additional Investments, Acquisitions and/or Capital Expenditures in an aggregate amount not to exceed $20,346,639.50 in connection with the Haripur, Bangladesh power project, which additional Investments, Acquisitions and/or Capital Expenditures are not provided for in the Projections attached to Amendment No. 3 as Schedule A during the period from the date of such projections through July 31, 2000.

         IV. The Company has requested that the Agent and the Lenders (a) waive certain covenants set forth in the Credit Agreement in connection with the sale by the Company on May 31, 2000 of the Jazzland entertainment park, (b) agree to the treatment and allocation of the consideration received by the Company in respect of such sale and (c) amend certain other covenants and provisions of the Credit Agreement.

         V. The Agent and the Lenders have advised the Company that they are willing to agree to the Company's request subject to the terms and conditions set forth herein.

            Accordingly, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. AMENDMENTS TO CREDIT AGREEMENT

            1.1 Additional Definitions. Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical order:

            "Amendment No. 4": Amendment No. 4 to Credit Agreement, dated as of June 30, 2000, among the Company, the Lenders party thereto and the Agent.

            "Amendment No. 4 Effective Date": the date on which the conditions set forth in Section 2.1 of Amendment No. 4 are satisfied.

            "Balaji Investment": the Investments, Acquisitions and/or Capital Expenditures by the Company or any Subsidiary in connection with the Balaji Project in an aggregate amount not to exceed $37,500,000 (including, without limitation, all Investments, Acquisitions and/or Capital Expenditures made or incurred on or before the Amendment No. 4 Effective Date).

            "Balaji L/C": as defined in paragraph 2.25(g).

            "Balaji Project": the Balaji power project in Tamil Nadu, India.

            "Balaji Reserve": as defined in paragraph 2.25(g).

            "Efficacy Certificate": as defined in paragraph 7.15.

            "Haripur L/C": as defined in paragraph 2.25(h).

            "Haripur Project": the Haripur 115 megawatt barge-mounted power project in Haripur, Bangladesh.

            "Haripur Reserve": as defined in paragraph 2.25(h).

            "Jazzland Sale": as defined in paragraph 7.14.

            "June Efficacy Payment": the payment received by the Company in the sum of $18,696,017 by wire transfer from the Dickstein law firm on June 23, 2000.

            "Merita Facility Agreement": the Facility Agreement dated as of December 30, 1998 by and among NEPC Consortium Power Ltd., as borrower, the lenders party thereto and Merita Bank PLC, New York Branch, as agent for such lenders, as amended to the Amendment No. 4 Effective Date.

            "Ogden Efficacy Payment": an amount equal to $9,967,636, subject to adjustment, representing the portion of the June Efficacy Payment and an efficacy payment received by the Company in December 1999 that the Company is entitled to retain, as more particularly set forth in the Efficacy Certificate.

            "Removed Projects": as defined in paragraph 8.12(b).

            "Sumitomo Facility Events": the non-monetary event by Ogden Aviation (Hong Kong) Limited under the Loan Facility dated June 2, 1998 by Sumitomo Bank, Limited in favor of Ogden Aviation (Hong Kong) Limited and the non-monetary event by Ogden Services Corporation under its Guarantee issued in connection with such loan facility leading to the occurrence of an Event of Default under this Agreement, in each case as described in the memorandum dated June 19, 2000 by the Company to O'Melveny & Myers, counsel to the Steering Committee.

            1.2 Proceeds Disbursement Request. The definition of "Proceeds Disbursement Request" set forth in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

                "Proceeds Disbursement Request": a notice of the Company in the form of Exhibit A to Amendment No. 4, specifying (i) the aggregate amount of Net Cash Proceeds requested to be disbursed from the Disbursement Account, (ii) the requested disbursement date, (iii) the intended use of such Net Cash Proceeds (including, without limitation, if such Net Cash Proceeds are intended to be used in connection with the Balaji Project or the Haripur Project) and (iv) the amount of the Balaji Reserve and the Haripur Reserve, in each case as of the date of such Proceeds Disbursement Request, and certifying, representing and warranting that (w) no Default or Event of Default has occurred and is continuing, (x) such Net Cash Proceeds shall be used in accordance with and for the purposes and in the categories and in the amounts set forth in the Projections except as otherwise permitted by paragraph 8.14 of this Agreement (or if such Net Cash Proceeds are to be used in connection with (1) the Balaji Project, that such Net Cash Proceeds shall be used to fund obligations of the Company or any of its Subsidiaries under the instruments, documents and agreements governing the Balaji Investment as in effect on the Amendment No. 4 Effective Date or to pay or secure reimbursement obligations of the Company in respect of the Balaji L/C or (2) the Haripur Project, that such Net Cash Proceeds shall be used to fund obligations of the Company or any of its Subsidiaries under the Merita Facility Agreement or the Haripur L/C), and (y) if such Net Cash Proceeds are to be used in connection with (1) the Balaji Project, after giving effect to the application of the requested disbursement the aggregate amount of Investments, Acquisitions and Capital Expenditures made or committed to be made by the Company and its Subsidiaries in the Balaji Project does not exceed $37,500,000 or (2) the Haripur Project, after giving effect to the application of the requested disbursement the aggregate amount of funds disbursed from the Disbursement Account applied in connection with the Haripur Project does not exceed $20,346,639.50.

            1.3 Projections. The definition of "Projections" set forth in
Section 1.1 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

                "Projections": the projections of the Company dated July 7, 2000 delivered to the Agent and the Lenders in the form of Schedule A to Amendment No. 4.

            1.4 Disbursement Account, Reserve Account and Collateral for Subfacility. Section 2.25 of the Credit Agreement is hereby amended by adding new subsections 2.25(g) and 2.25(h) at the end thereof to read in their entirety as follows:

                   (g) Balaji Reserve. On the Amendment No. 4 Effective Date,
            the Agent shall establish, and the Company hereby consents to the establishment by the Agent of, a reserve out of the Disbursement Account in the amount of $30,000,000 (the "Balaji Reserve") to provide for the payment by the Company of the Balaji Investment not paid prior to the Amendment No. 4 Effective Date and to provide for cash collateral for one or more letters of credit that the Company and/or its Subsidiaries may be required to deliver or cause to be delivered in connection with the Balaji Project (the "Balaji L/C"), the aggregate amount available for drawing under which shall not exceed the lesser of (x) $30,000,000 and (y) the then remaining unpaid amount of the Balaji Investment. Notwithstanding anything to the contrary in this Agreement, the Company shall not be permitted to request the release of or receive any funds on deposit in or credited to (x) the Balaji Reserve except as specifically provided in this paragraph 2.25(g) or (y) the Disbursement Account (other than the Balaji Reserve) or the Reserve Account in respect of any obligations of the Company or any of its Subsidiaries relating to the Balaji Project or the Balaji Investment. In the event that the Company or any of its Subsidiaries becomes obligated to make any payment with respect to the Balaji Investment or pay any reimbursement obligation with respect to the Balaji L/C after the Amendment No. 4 Effective Date, the Company may request that the Agent release funds out of the Balaji Reserve by delivering to the Agent a Proceeds Disbursement Request pursuant to paragraph 2.25(c). The Balaji Reserve shall be reduced from time to time after the Amendment No. 4 Effective Date by the amount disbursed from the Balaji Reserve pursuant hereto. In the event that the obligations of the Company and its Subsidiaries under the terms of the Balaji Investment have been satisfied or reduced and the obligation to deliver the Balaji L/C is terminated or reduced or the Balaji L/C expires, is reduced or is cancelled (and no other replacement credit support is required to be provided by the Company or any of its Subsidiaries under the terms of the Balaji Investment), upon the delivery by the Company to the Agent of evidence in form and substance satisfactory to the Agent of such satisfaction, reduction, termination, expiry or cancellation, the Balaji Reserve shall be reduced to the extent of such reduction or eliminated, as the case may be. The creation and maintenance of the Balaji Reserve shall not alter or affect the determination of the timing and extent to which Net Cash Proceeds are to be deposited into the Reserve Account in accordance with the terms of this Agreement.

                   (h) Haripur Reserve. On the Amendment No. 4 Effective Date,
            the Agent shall establish, and the Company hereby consents to the establishment by the Agent of, a reserve out of the Disbursement Account in the amount of $20,346,639.50 (the "Haripur Reserve") to provide for the capital contribution by the Company or a Subsidiary of the Company in connection with the repayment of the outstanding balance due and payable under the Merita Facility Agreement in an amount not to exceed $16,815,986.00 and to provide for cash collateral for a debt service reserve account letter of credit that the Company or such Subsidiary may deliver or cause to be delivered in connection with the Haripur Project (the "Haripur L/C"), the aggregate amount available for drawing under which shall not exceed $3,530,653.50. Notwithstanding anything to the contrary in this Agreement, the Company shall not be permitted to request the release of or receive funds on deposit in or credited to (x) the Haripur Reserve except as specifically provided in this paragraph 2.25(h) or
            (y) the Disbursement Account (other than the Haripur Reserve) or the Reserve Account in respect of any obligations of the Company or any of its Subsidiaries relating to the Haripur Project. The Company may request that the Agent release funds out of the Haripur Reserve by delivering to the Agent a Proceeds Disbursement Request pursuant to paragraph 2.25(c). The Haripur Reserve shall be reduced from time to time after the Amendment No. 4 Effective Date by the amount disbursed from the Haripur Reserve pursuant hereto. In the event that the obligations of the Company and its Subsidiaries under the terms of the instruments, documents and agreements governing the Company's Investment, Capital Expenditure or Acquisition in the Haripur Project to deliver the Haripur L/C is terminated or reduced or the Haripur L/C expires, is reduced or is cancelled (and no other replacement credit support issued by a non-Affiliate is required to be provided by the Company or any of its Subsidiaries under such instrument, documents and agreements), upon the delivery by the Company to the Agent of evidence in form and substance satisfactory to the Agent of such reduction, termination, expiry or cancellation, the Haripur Reserve shall be reduced to the extent of such reduction or eliminated, as the case may be. The creation and maintenance of the Haripur Reserve shall not alter or affect the determination of the timing and the extent to which Net Cash Proceeds are to be deposited into the Reserve Account in accordance with the terms of this Agreement.

            1.5 Additional Subsidiaries. Section 7.12 of the Credit Agreement encaptioned "Additional Subsidiaries" is hereby renumbered Section 7.13.

            1.6 Affirmative Covenants. Section 7 of the Credit Agreement is hereby amended by adding the following new Sections 7.14, 7.15 and 7.16 to read in their entirety as follows:

                7.14  Jazzland Sale.

                Deposit in the Reserve Account directly on the date of receipt thereof by the Company or any Subsidiary, any cash proceeds (including, without limitation, any proceeds from drawings under any letter of credit issued in connection with the sale of the Jazzland entertainment park (the "Jazzland Sale") naming the Company or any Subsidiary as a beneficiary) received from the Jazzland Sale, to be held and disbursed in accordance with paragraph 2.25. The Company shall provide the Agent with not less than 30 days prior written notice of the termination or expiration of any such letter of credit.

                7.15  Efficacy Payment.

                On or before the Amendment No. 4 Effective Date, deposit in the
            Reserve Account $6,000,000 of the Ogden Efficacy Payment, to be held and disbursed in accordance with paragraph 2.25, and deliver to the Agent and O'Melveny & Myers LLP, counsel to the Steering Committee, a certificate (the "Efficacy Certificate") of the chief financial officer of the Company in form and substance satisfactory to the Agent setting forth in reasonable detail the determination of the amount of the total efficacy payments (including the June Efficacy Payment), the amount of the Ogden Efficacy Payment and the amounts payable to other Persons (including a list of such Persons) from the total efficacy payments. The Company shall use the balance of the Ogden Efficacy Payment not required to be deposited in the Reserve Account pursuant to this paragraph for working capital purposes in accordance with the Projections, and payment of professional fees and other expenses in connection with the restructuring of the Credit Facility Indebtedness.

                7.16   Removed Projects.

                On or before July 25, 2000, deliver to the Agent a certificate from an officer of the Company dated the date of delivery thereof certifying that attached thereto are true, correct and complete copies of all instruments, documents and agreements entered into by the Company or any of its Subsidiaries in connection with or relating to the Removed Projects.

            1.7 Investments, Loans, Advances and Guarantees. Section 8.11 of the Credit Agreement is hereby amended by deleting clause (viii) thereof in its entirety and substituting the following therefor:

                    (viii) the Investment in the Haripur Project described in
            paragraph 2.25(h) and the Investments described in the exception to paragraph 8.12(a).

            1.8 Acquisitions. Section 8.12 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

                8.12  Acquisitions.

                (a) At any time, make, or enter into an agreement to make (or permit any Subsidiary to make or enter into an agreement to make), any Acquisition or make any deposit in connection with any potential Acquisition except for (i) the Acquisition, or any deposit by the Company or any Subsidiary in connection with the Acquisition, of any interest in the Balaji Project and (ii) activities in respect of the acquisition or development of new facilities, projects or investments for the Company's energy business, so long as (1) any activity engaged in by the Company or any Subsidiary or any agreement entered into by the Company or any Subsidiary with respect to such activities may be terminated or cancelled by the Company or such Subsidiary without liability to the Company or such Subsidiary other than the forfeiture of any deposit made by the Company or such Subsidiary, and (2) any deposits made by the Company or any of its Subsidiaries (irrespective of the form of the deposit, including without limitation, cash deposits or bonds) in respect of the activities or agreements described in this paragraph 8.12(a)(ii) shall not exceed $2,500,000 in the aggregate.

                (b) Notwithstanding anything to the contrary set forth in
            paragraphs 8.11, 8.12(a) or 8.14, at any time make, continue or commit to any Investments, Acquisitions and/or Capital Expenditures relating to the following projects (collectively, the "Removed Projects"):

                (i) The $28,000,000 investment in Gulf Electric Public Company
            Limited (Thailand) described in Amendment No. 3 and the projections attached to Amendment No. 3 as Schedule A;

                (ii) The $4,000,000 investment in the Maheshwar hydro station project in Madhya Pradesh, India set forth in the projections attached to Amendment No. 3 as Schedule A;

                (iii) The $5,200,000 investment in the Muscat water treatment plant in Muscat, Oman set forth in the projections attached to Amendment No. 3 as Schedule A; and

                (iv) The $1,000,000 investment in the Bongaigon coal plant project in Assam, India set forth in the projections attached to Amendment No. 3 as Schedule A.

         2. CONDITIONS TO EFFECTIVENESS OF AMENDMENT.

            2.1 The effectiveness of the amendments and waivers set forth in this Amendment No. 4 is subject to the prior or simultaneous fulfillment of the following conditions:

                (a) The Agent shall have received this Amendment No. 4 executed by (i) a duly authorized officer or officers of the Company and (ii) the Required Lenders;

                (b) The Agent shall have received such other documents as it shall have reasonably requested consistent with the terms hereof;

                (c) The representations and warranties set forth in Section 3 hereof shall be true and correct on and as of the Amendment No. 4 Effective Date;

                (d) Holders of Indebtedness under each Covenant Credit Facility shall have executed, to the extent required by each such Covenant Credit Facility, waivers or amendments to such credit facilities satisfactory to the Agent and the Required Lenders containing amendments to the covenants and related definitions in such credit facilities identical to those set forth in
Section 1 of this Amendment No. 4;

                (e) The Agent shall have received payment of all of its out-of-pocket expenses, including the reasonable fees and expenses of its counsel Emmet, Marvin & Martin, LLP incurred in connection with this Amendment No. 4;

                (f) The Agent shall have received an amendment to the Merita Facility Agreement in form and substance satisfactory to the Agent executed by the parties to the Merita Facility Agreement extending the maturity date of the Tranche B Loan (as defined in the Merita Facility Agreement) to July 31, 2000;

                (g) The Agent shall have received the Efficacy Certificate and $6,000,000 of the Ogden Efficacy Payment shall have been deposited in the Reserve Account; and

                (h) The Agent shall have received confirmation that each of O'Melveny & Myers LLP, counsel to the Steering Committee, and Ernst & Young Restructuring LLC, financial advisor to the Steering Committee, shall have received payment of their respective reasonable fees and expenses incurred through June 30, 2000.

            2.2 The date on which the conditions set forth in Section 2.1 are satisfied is the "Amendment No. 4 Effective Date".

         3. ACKNOWLEDGMENTS, REPRESENTATIONS AND WARRANTIES AND AGREEMENTS.

            3.1 The Company represents and warrants to the Agent and each Lender that:

                (a) the Projections attached hereto as Schedule A reflect only
(i) the permanent removal of the Removed Projects from the projections attached to Amendment No. 3 as Schedule A, and (ii) the addition to the projections attached to Amendment No. 3 as Schedule A of (A) the Balaji Investment, (B) the repayment during July 2000 of the outstanding principal balance due and payable by the Company under the Merita Facility Agreement in an aggregate amount not to exceed $16,815,986 and the deletion of such payment during the month of August 2000 and (C) the issuance of the Haripur L/C, and no other additions, deletions or other modifications have been made to the projections attached to Amendment No. 3 as Schedule A;

                (b) neither the Company nor any Subsidiary shall suffer any liability or cost as a result of removing from the Projections, and not making, continuing or committing to any Investments, Acquisitions and/or Capital Expenditures with respect to, the Removed Projects;

                (c) neither the Company nor any of its Subsidiaries has any obligation to make, whether on the date of this Amendment No. 4 or hereafter arising, any Investment, Acquisition and/or Capital Expenditures with respect to the Removed Projects other than such obligations the breach of which would not result in any liability or cost to the Company or any of its Subsidiaries;

                (d) the Balaji Investment shall not exceed the aggregate amount of $37,500,000;

                (e) the Balaji Investment from and after the Amendment No. 4 Effective Date shall not exceed the aggregate amount of $31,000,000;

                (f) not more than $2,500,000 (in addition to the initial $6,500,000 of the Balaji Investment initiated in May 2000) of the Balaji Investment shall be paid, or is required to be paid, by the Company and/or any Subsidiary during the period commencing on the Amendment No. 4 Effective Date and ending on July 31, 2000;

                (g) other than the making of the capital contribution in connection with the repayment of $16,815,986 under the Merita Facility Agreement in July 2000 and the issuance of the Haripur L/C, neither the Company nor any of its Subsidiaries have any obligation to make any Investment, Acquisition or Capital Expenditure with respect to or in connection with the Haripur Project;

                (h) as of the Amendment No. 4 Effective Date, all of the Accounts, other than the Debt Service Reserve Account (as such terms are defined in the Finance Agreement dated as of July 14, 1999 between NEPC Consortium Power Ltd., as borrower, and Overseas Private Investment Corporation, as lender (as amended to the Amendment No. 4 Effective Date, the "OPIC Facility Agreement")), required to be funded have been fully funded in accordance with the terms of the Collateral Account Agreement (as defined in the OPIC Facility Agreement);

                (i) the aggregate maximum liability of the Company and its Subsidiaries in respect of the Debt Service Reserve Account (as defined in Section 3.1(h)) is $3,530,653.50;

                (j) as of the Amendment No. 4 Effective Date, the Haripur Project is commercially operable on natural gas; and

                (k) no default, event of default or material breach by the Company or any of its Subsidiaries has occurred and is continuing (or would result after giving effect to the transactions contemplated by this Amendment No. 4) under (i) the Merita Facility Agreement, (ii) the OPIC Facility Agreement, (iii) the Shareholders Agreement dated as of October 21, 1998 by and among Ogden One Limited, Haripur LTD., Wartsila NSD Operations, Inc., EPED A Company and NEPC Consortium Power Ltd., as amended to the Amendment No. 4 Effective Date, or (iv) any other instruments, documents or agreements entered into in connection therewith.

            3.2 The Company represents and warrants to the Agent and each Lender that it has received the June Efficacy Payment and that the Company is entitled to retain $9,967,636 of the total efficacy payments, as more fully set forth in the Efficacy Certificate.

            3.3 The Company shall, immediately after the date hereof, use its best efforts with O'Melveny & Myers LLP, as counsel to the Steering Committee, and Ernst & Young Restructuring LLC, as financial advisor to the Steering Committee, to establish cash management procedures pursuant to which all excess cash from the Company's and its Subsidiaries' operations and Investments in Asia shall be deposited in the Reserve Account (subject to resolution of dividend and taxation issues to the satisfaction of the Company and the Agent) to be held in the Reserve Account pursuant to Section 2.25 of the Credit Agreement.

            3.4 The Company represents and warrants to the Agent and the Lenders that the reconciliation statement attached hereto as Schedule B sets forth a true and complete list of: (i) each Permitted Disposition which has occurred on or before the Amendment No. 4 Effective Date; (ii) the Net Cash Proceeds received by the Company or any Subsidiary in connection with each such Permitted Disposition; (iii) the amount and date of each disbursement from the Disbursement Account requested by the Company; (iv) the aggregate amount of Restructuring Costs (described in reasonable detail in accordance with the categories set forth in the definition of Restructuring Costs); (v) the amount available for disbursement from the Disbursement Account as of the Amendment No. 4 Effective Date; and (vi) the aggregate amount of Net Cash Proceeds deposited in the Reserve Account. The Company acknowledges and agrees that as of the date hereof approximately $115,000,000 has been deposited in the Disbursement Account, which sum constitutes that maximum amount permitted to be deposited in the Disbursement Account pursuant to the terms of the Credit Agreement and that all Net Cash Proceeds received by the Company or any Subsidiary after the Amendment No. 4 Effective Date shall be deposited in the Reserve Account (including, without limitation, any amount received in connection with a Permitted Disposition that closed prior to the date hereof) and which sum may be subject to adjustment in accordance with the definition of "Restructuring Costs" set forth in Amendment No. 3.

            3.5 The Company hereby (a) reaffirms and admits the validity and enforceability of the Credit Agreement and the other Loan Documents and all of its obligations thereunder, and (b) represents and warrants to the Agent and each Lender: (i) as of the date hereof, to the best of its knowledge, there exists no Default or Event of Default (other than the Default and Event of Default resulting from Sumitomo Facility Events); and (ii) the Company has full corporate power and authority to enter into, execute, deliver and carry out the terms of this Amendment No. 4 and this Amendment No. 4 has been duly authorized by all proper and necessary corporate action and are not in violation of its Restated Certificate of Incorporation or By-Laws.

            3.6 All references to "this Agreement" in the Credit Agreement and to "the Credit Agreement" in the other Loan Documents shall be deemed to refer to the Credit Agreement as amended by this Amendment No. 4.

            3.7 Except as specifically set forth herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms. The consent and limited waiver set forth in Section 4 hereof are limited solely to the matters described therein and no other term or provision of the Credit Agreement is implicitly or explicitly waived hereby.

            3.8 The Company hereby acknowledges that nothing contained in this Amendment No. 4 or the Credit Agreement as amended hereby constitutes a commitment by the Agent or any of the Lenders to issue the Balaji L/C, the Haripur L/C or any other letter of credit.

            3.9 Notwithstanding anything herein to the contrary, the Company acknowledges and agrees that neither it nor any Subsidiary shall request or have the right to request the release, use or disbursement of any funds in the Reserve Account and, without limiting the generality of Section 3.5(a) of this Amendment No. 4, the set off rights of the Agent in connection with the Disbursement Account and the Reserve Account as set forth in the Credit Agreement remain in full force and effect in accordance with the terms of the Credit Agreement and are hereby reaffirmed and ratified.

            3.10 Except for the reimbursement of professional fees described in
Section 2.1 of this Amendment No. 4 and the reimbursement of professional fees provided for in the amendments to the Covenant Credit Facilities being executed and delivered substantially contemporaneously with this Amendment No. 4, neither the Company nor any Subsidiary has paid, has agreed to pay or is obligated to pay any fees of any nature to the Agent, any Lender or any agent or lender under any Covenant Credit Facility in connection with the amendments and waivers contemplated hereby and thereby.

         4. CONSENT AND WAIVER

            The Lenders, in consideration of the deposit in the Reserve Account of $6,000,000 from the Ogden Efficacy Payment in accordance with Section 7.15 of the Credit Agreement, hereby:

            4.1 Jazzland. (a) Consent to, and waive any non-compliance with
Section 8.6 of the Credit Agreement resulting from, the Jazzland Sale for Net Cash Proceeds in an amount less than 90% of the minimum Net Cash Proceeds set forth on Schedule B-1 to Amendment No. 3 with respect to such Property and (b) agree that no deposit was made or deemed made to the Disbursement Account or the Reserve Account upon the closing of the Jazzland Sale; provided, that, (i) to the extent the Company receives any cash proceeds (including, without limitation, any proceeds from drawings under any letter of credit issued in connection with the Jazzland Sale naming the Company or any Subsidiary as a beneficiary) in connection with the Jazzland Sale (regardless of when received), such cash proceeds shall be deposited directly on the date of receipt by the Company or any Subsidiary in the Reserve Account to be held and disbursed in accordance with Section 2.25 of the Credit Agreement, (ii) the aggregate amount of Capital Expenditures incurred by the Company and its Subsidiaries in connection with the Jazzland entertainment park (including, without limitation, cost overruns) shall not exceed $122,000,000 and (iii) the cost overruns with respect to the Jazzland entertainment park shall not exceed $12,000,000.

            4.2 Proceeds Disbursement Request. Consent to the release by the Agent of the Net Cash Proceeds to the Company on June 23, 2000 with respect to the Proceeds Disbursement Request dated June 19, 2000.

            4.3 Certain Waivers. Waive (i) the Default and Event of Default resulting from the Sumitomo Facility Events and (ii) from the Amendment No. 4 Effective Date through July 31, 2000, the condition precedent to the release of Net Cash Proceeds from the Disbursement Account and to the borrowing of Liquidity Loans that no Default or Event of Default has occurred and is continuing; provided, that (a) the aggregate amount released from the Disbursement Account and borrowed under the Liquidity Subfacility from the Amendment No. 4 Effective Date through July 31, 2000 shall not exceed $7,374,000 irrespective of whether a Default or Event of Default has occurred or is continuing, (b) no Liquidity Loans may be borrowed under the Liquidity Subfacility prior to the withdrawal by the Company of $7,374,000 from the Disbursement Account in accordance with the terms of the Credit Agreement, (c) the Company may withdraw from the Haripur Reserve in accordance with Section 2.25(h) of the Credit Agreement the sum of $16,815,986.00 to fund the capital contribution by the Company or a Subsidiary of the Company in connection with the repayment of the outstanding balance due and payable under the Merita Facility Agreement, and (d) the Company may withdraw from the Balaji Reserve in accordance with Section 2.25(g) of the Credit Agreement up to $2,500,000 to fund the portion of the Balaji Investment required to be paid by the Company or a Subsidiary of the Company on or before July 31, 2000. The Company expressly acknowledges and agrees that as of the Amendment No. 4 Effective Date, the amount permitted and available to be disbursed from the Disbursement Account (after giving effect to the Balaji Reserve and the Haripur Reserve) is not less than $7,374,000.

         5. MISCELLANEOUS.

            5.1 This Amendment No. 4 may be executed by facsimile and in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment No. 4 to produce or account for more than one counterpart signed by the party to be charged.

            5.2 This Amendment No. 4 is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

            5.3 The Company acknowledges and agrees that if and to the extent it maintains any defenses to its obligations under the Credit Agreement and the other Loan Documents arising through and including the date hereof, such defenses are hereby waived and released as a specific condition to the agreements of the Agent and the Lenders set forth herein, which waiver and release are unconditional and without limitation.

            The parties hereto have caused this Amendment No. 4 to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                              OGDEN CORPORATION


                                              By:
                                                  ------------------------------

                                              Title:
                                                     ---------------------------

                  AMENDMENT NO. 4 - REVOLVING CREDIT AGREEMENT
                  --------------------------------------------




                                              THE BANK OF NEW YORK,
                                              Individually and as Agent


                                              By:
                                                  ------------------------------

                                              Title:
                                                     ---------------------------


                                              BANK OF AMERICA, N.A.


                                              By:
                                                  ------------------------------

                                              Title:
                                                     ---------------------------


                                              THE CHASE MANHATTAN BANK


                                              By:
                                                  ------------------------------

                                              Title:
                                                     ---------------------------


                                              DEUTSCHE BANK AG
                                              New York and/or Cayman
                                              Islands Branches


                                              By:
                                                  ------------------------------

                                              Title:
                                                     ---------------------------


                                              By:
                                                  ------------------------------

                                              Title:
                                                     ---------------------------

                  AMENDMENT NO. 4 - REVOLVING CREDIT AGREEMENT
                  --------------------------------------------




                                              UBS AG
                                              Stamford Branch


                                              By:
                                                  ------------------------------

                                              Title:
                                                     ---------------------------


                                              By:
                                                  ------------------------------

                                              Title:
                                                     ---------------------------


                                              WESTDEUTSCHE LANDESBANK
                                              GIROZENTRALE



                                              By:
                                                  ------------------------------

                                              Title:
                                                     ---------------------------


                                              By:
                                                  ------------------------------

                                              Title:
                                                     ---------------------------


                                              THE BANK OF NOVA SCOTIA


                                              By:
                                                  ------------------------------

                                              Title:
                                                     ---------------------------

                  AMENDMENT NO. 4 - REVOLVING CREDIT AGREEMENT
                  --------------------------------------------




                                              CREDIT LYONNAIS NEW YORK
                                              BRANCH


                                              By:
                                                  ------------------------------

                                              Title:
                                                     ---------------------------


                                              By:
                                                  ------------------------------

                                              Title:
                                                     ---------------------------


                                              FLEET NATIONAL BANK


                                              By:
                                                  ------------------------------

                                              Title:
                                                     ---------------------------


                                              FIRST UNION NATIONAL BANK


                                              By:
                                                  ------------------------------

                                              Title:
                                                     ---------------------------

                                   SCHEDULE A
                     TO AMENDMENT NO. 4 TO CREDIT AGREEMENT


                                   Projections
                                   -----------

                                   SCHEDULE B
                     TO AMENDMENT NO. 4 TO CREDIT AGREEMENT


                                 Reconciliation
                                 --------------

                                    EXHIBIT A
                     TO AMENDMENT NO. 4 TO CREDIT AGREEMENT

                      Form of Proceeds Disbursement Request
                      -------------------------------------


                                                     __________, 2000



The Bank of New York
Agency Function Administration
One Wall Street
New York, New York 10286
Attention: _________________


              Re: Credit Agreement dated as of June 30, 1997 by and among Ogden Corporation, the Lenders party thereto and The Bank of New York, as Agent, as Amended
                   --------------------------

Ladies and Gentlemen:

         Reference is made to the Credit Agreement dated as of June 30, 1997 by and among Ogden Corporation (the "Company"), the Lenders party thereto and The Bank of New York, as Agent (the "Agent"), as amended by Amendment No. 1 to Credit Agreement dated as of August 18, 1999, Amendment No. 2 to Credit Agreement dated as of December 20, 1999, Amendment No. 3 to Credit Agreement dated as of March 31, 2000 and Amendment No. 4 to Credit Agreement dated as of June __, 2000 (as amended, and as it may from time to time be further amended, modified, supplemented or replaced from time to time, the "Credit Agreement"). Terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

         1. Pursuant to paragraph [2.25(c)]/[2.25(g)]/[2.25(h)] of the Credit Agreement, the Company hereby requests that the Agent release to the Company on _________, 2000 Net Cash Proceeds in the amount of $__________ (the "Requested Proceeds") from the [Disbursement Account]/[Balaji Reserve established under the Disbursement Account]/[Haripur Reserve established under the Disbursement Account].

         2. The Requested Proceeds shall be used by the Company [to fund its obligations in connection with the Balaji Project]/[to fund its obligations in connection with the Haripur Project] as follows:

         3. The Company has not previously requested a release of Net Cash Proceeds from the Disbursement Account during the current calendar week.

         4. The amount of the Balaji Reserve as of the date hereof, after giving effect to the receipt by the Company of the amounts requested in this Proceeds Disbursement Request is $_________.

         5. The Company certifies, represents and warrants that on the date hereof, and after giving effect to the release of the Requested Proceeds:

                  (a) There exists no Default or Event of Default.

                  (b) The Requested Proceeds shall be used [in accordance with and for the purposes and in the amounts set forth in the Projections, except as otherwise permitted by the Credit Agreement]/[in connection with the Balaji Project to fund obligations of the Company or any of its Subsidiaries under the instruments, documents and agreements governing the Balaji Investment as in effect on the Amendment No. 4 Effective Date/to secure reimbursement obligation of the Company in respect of the Balaji L/C]/[in connection with the Haripur Project to fund obligations of the Company or any of its Subsidiaries under the Merita Facility Agreement/to secure reimbursement obligations of the Company in respect of the Haripur L/C].

                  [(c) After giving effect to the application of the Requested Proceeds, the aggregate amount of Investments, Acquisitions and Capital Expenditures made or committed to be made by the Company and its Subsidiaries in connection with the Balaji Project does not exceed $37,500,000.]/[After giving effect to the application of the Requested Proceeds, the aggregate amount of funds disbursed from the Disbursement Account applied in connection with the Haripur Project does not exceed $20,346,639.50.]

         6. Including the amounts requested in this Proceeds Disbursement Request, the aggregate amount of the Net Cash Proceeds received by the Company as of the date hereof (including, without limitation, Net Cash Proceeds received in respect of the Balaji Reserve) is $_______________.

         The Company has caused this certificate to be executed by its duly authorized officer on the date first-above written.



                                    OGDEN CORPORATION


                                    By:
                                        -----------------------------------
                                    Title:  Chief Financial Officer